UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 28, 2004


                                 STRATASYS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-13400                   36-3658792
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)


   14950 MARTIN DRIVE, EDEN PRAIRIE, MINNESOTA                    55344
    (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (952) 937-3000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         Exhibit 99.1 -- Stratasys, Inc., Press Release, issued April 28, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 28, 2004, Stratasys, Inc. issued a press release announcing its first-quarter fiscal year 2004 earnings. A copy of Stratasys's press release is attached to this report as Exhibit 99.1 and incorporated by reference.



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STRATASYS, INC.
                                            (Registrant)


Date: May 11, 2004                          By: /s/ Thomas W. Stenoien
                                                --------------------------------
                                                    Thomas W. Stenoien
                                                    Executive Vice President and
                                                    Chief Financial Officer


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